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                                                                      EXHIBIT 24
                             FIRSTMERIT CORPORATION

                           LIMITED POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-8


    The undersigned directors and officers of FirstMerit Corporation (the "Company") hereby constitute and appoint Terry E. Patton, and/or Kevin C. O'Neil, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-8 relating to the registration of shares of the Common Stock and participation interests of the Company relating to The FirstMerit Corporation and Subsidiaries Employees' Salary Savings Retirement Plan, and any and all amendments and exhibits thereto, including pre- and post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission, National Association of Securities Dealers and any state securities agencies pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     EFFECTIVE the 21st day of September, 1995, unless otherwise indicated below.


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
/s/ John R. Cochran                                    /s/ Gary J. Elek
-------------------------------------------            ------------------------------------------
John R. Cochran                                        Gary J. Elek
President and Chief Executive Officer                  Senior Vice President and Treasurer


/s/ Howard L. Flood                                    /s/ John C. Blickle
-------------------------------------------            -----------------------------------------
Howard L. Flood, Chairman and Director                 John C. Blickle, Director


                                                       /s/ Richard A. Chenoweth
-------------------------------------------            -----------------------------------------
Robert M. Carter, Director                             Richard A. Chenoweth, Director


/s/ Elizabeth A. Dalton
-------------------------------------------            -----------------------------------------
Elizabeth A. Dalton, Director                          Richard G. Gilbert, Director


/s/ Terry L. Haines                                    /s/ Clifford J. Isroff
-------------------------------------------            -----------------------------------------
Terry L. Haines, Director                              Clifford J. Isroff, Director


/s/ Philip A. Lloyd, II                                /s/ Robert G. Merzweiler
-------------------------------------------            ----------------------------------------
Philip A. Lloyd, II, Director                          Robert G. Merzweiler, Director


/s/ Stephen E. Myers
-------------------------------------------            ---------------------------------------
Stephen E. Myers, Director                             Gilbert H. Neal, Director

/s/ Roger T. Read                                      /s/ Justin T. Rogers
-------------------------------------------            --------------------------------------
Roger T. Read, Director                                Justin T. Rogers, Director



-------------------------------------------
Del Spitzer, Director
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